UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2015

CONDOR HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34087	52-1889548
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 W. Pasewalk Ave.

Ste. 200,

Norfolk, NE 68701

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (402) 371-2520

Supertel Hospitality, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 13, 2015, Condor Hospitality Trust, Inc. (the “Company”), through certain subsidiaries of the Company, closed on the sale of two non-core hotel properties to Baywood Hotels, Inc., as previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 17, 2015.

The sale of the two non-core hotel properties, a 150 room Comfort Inn and a 200 room Days Inn, both in Alexandria, Virginia, generated net cash proceeds of approximately $10.0 million for the Company after the repayment of the $8.3 million of the associated mortgage debt.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may involve known and unknown risks, uncertainties and other factors that may cause actual results to differ from those reflected in the forward-looking statement. For a description of these factors, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the U.S. Securities Exchange Commission.

Item 7.01. Regulation FD Disclosure

On July 16, 2015, the Company issued a press release reporting the sale of two non-core hotel properties. A copy of that press release is furnished with this Current Report on Form 8-K (“Current Report”) as Exhibit 99.2.

The information in Item 7.01 of this Current Report, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial information.

See Exhibit 99.1 which contains an unaudited pro forma consolidated balance sheet as of March 31, 2015, and an unaudited pro forma consolidated statement of operation for the year ended December 31, 2014 and for the three months ended March 31, 2015.  Such pro forma financial information is incorporated by reference herein.

(d) Exhibits.

Exhibit 99.1

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015 and twelve months ended December 31, 2014

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015 and twelve months ended December 31, 2014

Exhibit 99.2

Press Release dated July 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONDOR HOSPITALITY TRUST

By:	/s/ Corrine L. Scarpello
Corrine L. Scarpello
Chief Financial Officer

Dated this 17th day of July, 2015

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015 and twelve months ended December 31, 2014
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015 and twelve months ended December 31, 2014

99.2	Press Release dated July 16, 2015